UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2018

nFüsz, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55314	90-1118043
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

344 S. Hauser Boulevard, Suite 414

Los Angeles, California 90036

(Address of principal executive office, including zip code)

(855) 250-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

To the extent required by Item 1.01 of Form 8-K, the information contained or incorporated in Item 3.02 of this Form 8-K is incorporated by reference in this Item 1.01.

Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

To the extent required by Item 2.03 of Form 8-K, the information contained or incorporated in Item 3.02 of this Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Effective January 18, 2018, pursuant to a securities purchase agreement dated January 11, 2018 (the “EMA SPA”), we issued an unsecured convertible note payable to EMA Financial, LLC, (“EMA”) in the amount of $75,000 (the “EMA Note”). The Note bears interest at the rate of 8% per annum, and has a maturity date of January 11, 2019. If unpaid by us on or before the date which is 180 days from the issue date, EMA has the right to convert all or any part of the outstanding amount due under the Note into fully paid and non-assessable shares of our common stock at a price which is 70% of either the lowest sale price for our common stock on the principal market during the ten (10) consecutive trading days including and immediately preceding the conversion date, or the closing bid price, whichever is lower.

As additional consideration for the EMA Note, we granted EMA 500,000 warrants to purchase our common stock at an exercise price of $0.14 per share until January 11, 2023 (the “EMA Warrant”). The EMA Note was issued to EMA, a U.S. person (as that term is defined in Regulation S of the Securities Act of 1933, as amended) in a transaction in which we relied on the exemptions from the registration requirements provided for in Regulation S and/or Section 4(a)(2) of the Securities Act.

A copy of the form of the EMA SPA, the EMA Note, and the EMA Warrant Agreement are attached to this Form 8-K as Exhibit 10.1, Exhibit 10.2 and 10.3 respectively, and are incorporated by reference herein. The foregoing description of the EMA SPA, the EMA Note and the EMA Warrant do not purport to be complete and are qualified in their entirety by reference to the EMA SPA, the EMA Note and the EMA Warrant.

Effective January 15, 2018, pursuant to a securities purchase agreement dated January 10, 2018 (the “Auctus SPA”), we issued an unsecured convertible note payable to Auctus Fund, LLC, (“Auctus”) in the amount of $75,000 (the “Auctus Note”). The Auctus Note bears interest at the rate of 8% per annum, and has a maturity date of January 10, 2019. If unpaid by us on or before the date which is 180 days from the issue date, Auctus has the right to convert all or any part of the outstanding amount due under the Auctus Note into fully paid and non-assessable shares of our common stock at a price which is 70% of either the lowest sale price for our common stock on the principal market during the ten (10) consecutive trading days including and immediately preceding the conversion date, or the closing bid price, whichever is lower.

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As additional consideration for the Auctus Note, we granted Auctus 500,000 warrants to purchase our common stock at an exercise price of $0.14 per share until January 10, 2023 (the “Auctus Warrant”). The Auctus Note was issued to Auctus, a U.S. person (as that term is defined in Regulation S of the Securities Act of 1933, as amended) in a transaction in which we relied on the exemptions from the registration requirements provided for in Regulation S and/or Section 4(a)(2) of the Securities Act.

A copy of the form of the Auctus SPA, the Auctus Note, and the Auctus Warrant Agreement are attached to this Form 8-K as Exhibit 10.4, Exhibit 10.5 and 10.6 respectively, and are incorporated by reference herein. The foregoing description of the Auctus SPA, the Auctus Note and the Auctus Warrant do not purport to be complete and are qualified in their entirety by reference to the Auctus SPA, the Auctus Note and the Auctus Warrant.

Proceeds from the EMA Note and the Auctus Note will be utilized to fund current software development initiatives and general business purposes.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

10.1	January 11, 2018 Securities Purchase Agreement between nFusz, Inc. and EMA Financial, LLC.

10.2	January 11, 2018 8% Unsecured Convertible Note issued to EMA Financial, LLC.

10.3	January 11, 2018 Warrant Agreement for EMA Financial, LLC.

10.4	January 10, 2018 Securities Purchase Agreement between nFusz, Inc. and Auctus Fund, LLC.

10.5	January 10, 2018 8% Unsecured Convertible Note issued to Auctus Fund, LLC.

10.6	January 10, 2018 Warrant Agreement for Auctus Fund, LLC.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2018	nFüsz, Inc.

/s/ Rory J. Cutaia	By: “Rory J. Cutaia”
Name: Rory J. Cutaia
Title: Chairman and Chief Executive Officer

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